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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): March 8, 2006




                               THE BRINK'S COMPANY
             (Exact name of registrant as specified in its charter)


              Virginia                     1-9148                54-1317776
              --------                     ------                ----------
  (State or other jurisdiction    (Commission File Number)     (IRS Employer
         of incorporation)                                   Identification No.)

                               1801 Bayberry Court
                                 P. O. Box 18100
                             Richmond, VA 23226-8100
                            (Address and zip code of
                          principal executive offices)

       Registrant's telephone number, including area code: (804) 289-9600


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

     [ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01.  Entry into a Material Definitive Agreement.

On March 8, 2006, The Brink's Company, Brink's, Incorporated and Michael T. Dan amended Mr. Dan's employment agreement. Material terms of the amendment include the extension of the term of the employment agreement to March 31, 2010 and the updating of Mr. Dan's salary to $1,033,500. This description of the amendment to Mr. Dan's employment agreement is qualified in its entirety by reference to the amendment, a copy of which is attached as Exhibit 10 to this Current Report on Form 8-K.


Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10 Amendment No. 2 to Employment Agreement, dated as of March 8, 2006, between The Brink's Company, Brink's, Incorporated and Michael T. Dan.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  THE BRINK'S COMPANY
                                  (Registrant)


Date: March 10, 2006              By: /s/ Robert T. Ritter
                                      ------------------------------------------
                                      Robert T. Ritter
                                      Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT                  DESCRIPTION
-------                  -----------

10 Amendment No. 2 to Employment A greement, dated as of March 8, 2006, between The Brink's Company, Brink's, Incorporated and Michael T. Dan.